SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(a)
                  OF THE SECURITIES EXCHANGE ACT OF 1934
                             (Amendment No. )
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                          Filed by the Registrant                     / X /
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                Filed by a party other than the Registrant            /   /
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Check the appropriate box:
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/   /    Preliminary Proxy Statement
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/   /    Confidential, for Use of the Commission Only (as
----          permitted by Rule 14a-6(e) (2))

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/   /    Definitive Proxy Statement
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/ X /    Definitive Additional Materials
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/   /    Soliciting Material Pursuant to Sec. 240.14a-11(c) or
----     Sec. 240.14a-12

             PUTNAM CONVERTIBLE OPPORTUNITIES AND INCOME TRUST
                     PUTNAM MANAGED HIGH YIELD TRUST
                    PUTNAM TAX-FREE HEALTH CARE FUND

            (Name of Registrant as Specified In Its Charter)

               (Name of Person(s) Filing Proxy Statement,
                        if other than Registrant)

           Payment of Filing Fee (Check the appropriate box):

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/ X /    No fee required
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/   /    Fee computed on table below per Exchange Act Rule 14a
----          6(i)(1) and 0-11


         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4) Proposed maximum aggregate value of transaction:

          (5) Total fee paid:
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/   /        Fee paid previously with preliminary materials.
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/   /         Check box if any part of the fee is offset as provided
----          by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
               Schedule and the date of its filing.

              (1) Amount Previously Paid:

              (2) Form, Schedule or Registration Statement No.:

                                (3) Filing Party:

         (4) Date Filed:

                     VOTE BY PHONE CONFIRMATION LETTER
                                (WRITTEN)

                            VOTE CONFIRMATION

                 (Shareholder name & address of record)

    [PUTNAM CONVERTIBLE OPPORTUNITIES AND INCOME TRUST\PUTNAM MANAGED
           HIGH YIELD TRUST\PUTNAM TAX-FREE HEALTH CARE FUND]
                Meeting of Shareholders December 3, 1998
Account:
Shares:
                           Votes Received: (list proposal as on proxy card)

                                 (FOR) (AGAINST) (ABSTAIN)
Dear Shareholder:

In connection with the above-referenced Meeting of Shareholders, this notice will confirm that your shares have been voted as indicated in accordance with your telephone instructions. If any of the information is incorrect, please call 1-800-735-3428 immediately, and in any event no later than 5:00 P.M. on December 2, 1998.

Thank you for your cooperation.

Very truly yours,
(Solicitation Agent)